                                                                EXHIBIT 16(i)


                      GLOBAL EQUITY FUND - CLASS A SHARES

          TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED MAY 31, 1997





                                                n
Formula                                   P(1+T)        =       ERV



Including Payment of the Sales Charge

Net Asset Value                         $   15.84

Initial Investment                      $1,000.00       =       P

Ending Redeemable Value                 $1,109.28       =       ERV

                                                                n
One year period ended 05/31/97                  1       =



TOTAL RETURN FOR THE PERIOD                 10.93%      =       T





Excluding Payment of the Sales Charge

Net Asset Value                         $   15.84

Initial Investment                      $1,000.00       =       P

Ending Redeemable Value                 $1,176.71       =       ERV

                                                                n
One year period ended 05/31/97                  1       =



TOTAL RETURN FOR THE PERIOD                 17.67%      =       T





          TOTAL RETURN CALCULATION FIVE YEAR PERIOD ENDED MAY 31, 1997





              n
Formula P(1+T)                                          =       ERV



Including Payment of the Sales Charge

Net Asset Value                            $15.84

Initial Investment                      $1,000.00       =       P

Ending Redeemable Value                 $1,626.01       =       ERV

                                                                n
Five year period ended 05/31/97                 5       =



TOTAL RETURN FOR THE PERIOD                 10.21%      =       T





Excluding Payment of the Sales Charge

Net Asset Value                            $15.84

Initial Investment                      $1,000.00       =       P

Ending Redeemable Value                 $1,725.21       =       ERV

                                                                n
Five year period ended 05/31/97                 5       =



TOTAL RETURN FOR THE PERIOD                 11.52%      =       T

                      GLOBAL EQUITY FUND - CLASS A SHARES

            TOTAL RETURN CALCULATION INCEPTION THROUGH MAY 31, 1997





                                                n
Formula                                   P(1+T)        =       ERV



Including Payment of the Sales Charge

Net Asset Value                            $15.84

Initial Investment                      $1,000.00       =       P

Ending Redeemable Value                 $1,838.72       =       ERV

                                                                n
Inception through 05/31/97                   5.79       =



TOTAL RETURN FOR THE PERIOD                11.09%       =       T





Excluding Payment of the Sales Charge

Net Asset Value                            $15.84

Initial Investment                      $1,000.00       =       P

Ending Redeemable Value                 $1,951.09       =       ERV

                                                                n
Inception through 05/31/97                   5.79       =



TOTAL RETURN FOR THE PERIOD                 12.24%      =       T





              Non-Standardized Cumulative Total Return Calculation

                         Inception Through May 31, 1997






Formula                 ERV - P
                       ---------
                          P             =       T


Including Payment of the Sales Charge

Net Asset Value                            $15.84

Initial Investment                      $1,000.00       =       P

Ending Redeemable Value                 $1,838.72       =       ERV



TOTAL RETURN FOR THE PERIOD                 83.87%      =       T




Excluding Payment of the Sales Charge

Net Asset Value                            $15.84

Initial Investment                      $1,000.00       =       P

Ending Redeemable Value                 $1,951.09       =       ERV



TOTAL RETURN FOR THE PERIOD                 95.11%      =       T

                      GLOBAL EQUITY FUND - CLASS B SHARES

          TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED MAY 31, 1997



                                                n
Formula                                   P(1+T)        =       ERV



Including Payment of the CDSC

Net Asset Value                            $15.32

Initial Investment                      $1,000.00       =       P

Ending Redeemable Value                 $1,118.30       =       ERV

                                                                n
One year period ended 05/31/97                  1       =



TOTAL RETURN FOR THE PERIOD                 11.83%      =       T





Excluding Payment of the CDSC

Net Asset Value                            $15.32

Initial Investment                      $ 1000.00       =       P

Ending Redeemable Value                 $1,168.30       =       ERV

                                                                n
One year period ended 05/31/97                  1       =



TOTAL RETURN FOR THE PERIOD                 16.83%      =       T



          TOTAL RETURN CALCULATION FIVE YEAR PERIOD ENDED MAY 31, 1997





                                                n
Formula                                   P(1+T)        =       ERV



Including Payment of the CDSC

Net Asset Value                            $15.32

Initial Investment                      $1,000.00       =       P

Ending Redeemable Value                 $1,643.60       =       ERV

                                                                n
Five year period ended 05/31/97                 5       =



TOTAL RETURN FOR THE PERIOD                 10.45%      =       T





Excluding Payment of the CDSC

Net Asset Value                            $15.32

Initial Investment                      $1,000.00       =       P

Ending Redeemable Value                 $1,658.60       =       ERV

                                                                n
Five year period ended 05/31/97                 5       =



TOTAL RETURN FOR THE PERIOD                 10.65%      =       T

                      GLOBAL EQUITY FUND - CLASS B SHARES

            Total Return Calculation Inception Through May 31, 1997



                                                n
Formula                                   P(1+T)        =       ERV




Including Payment of the CDSC

Net Asset Value                            $15.32

Initial Investment                      $1,000.00       =       P

Ending Redeemable Value                 $1,760.53       =       ERV

                                                                n
Inception through 05/31/97                   5.54       =



TOTAL RETURN FOR THE PERIOD                 10.75%      =       T





Excluding Payment of the CDSC

Net Asset Value                            $15.32

Initial Investment                      $1,000.00       =       P

Ending Redeemable Value                 $1,760.53       =       ERV

                                                                n
Inception through 05/31/97                   5.54       =



TOTAL RETURN FOR THE PERIOD                 10.75%      =       T





              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION

                         INCEPTION THROUGH MAY 31, 1997



Formula                 ERV - P
                       ---------
                          P             =       T



Including Payment of the CDSC

Net Asset Value                            $15.32

Initial Investment                      $1,000.00       =       P

Ending Redeemable Value                 $1,760.53       =       ERV



TOTAL RETURN FOR THE PERIOD                 76.05%      =       T





Excluding Payment of the CDSC

Net Asset Value                            $15.32

Initial Investment                      $1,000.00       =       P

Ending Redeemable Value                 $1,760.53       =       ERV



TOTAL RETURN FOR THE PERIOD                 76.05%      =       T

                      GLOBAL EQUITY FUND - CLASS C SHARES

          TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED MAY 31, 1997



                                                n
Formula                                   P(1+T)        =       ERV



Including Payment of the CDSC

Net Asset Value                            $15.46

Initial Investment                      $1,000.00       =       P

Ending Redeemable Value                 $1,158.17       =       ERV

                                                                n
One year period ended 05/31/97                  1       =



TOTAL RETURN FOR THE PERIOD                 15.82%      =       T





Excluding Payment of the CDSC

Net Asset Value                            $15.46

Initial Investment                      $1,000.00       =       P

Ending Redeemable Value                 $1,168.17       =       ERV

                                                                n
One year period ended 05/31/97                  1       =



TOTAL RETURN FOR THE PERIOD                 16.82%      =       T





            TOTAL RETURN CALCULATION INCEPTION THROUGH MAY 31, 1997





                                                n
Formula                                   P(1+T)        =       ERV



Including Payment of the CDSC

Net Asset Value                            $15.46

Initial Investment                      $1,000.00       =       P

Ending Redeemable Value                 $1,637.93       =       ERV

                                                                n
Inception through 05/31/97                   3.95       =



TOTAL RETURN FOR THE PERIOD                 13.31%      =       T



Excluding Payment of the CDSC

Net Asset Value                            $15.46

Initial Investment                      $1,000.00       =       P

Ending Redeemable Value                 $1,637.93       =       ERV

                                                                n
Inception through 05/31/97                   3.95       =



TOTAL RETURN FOR THE PERIOD                 13.31%      =       T

                      GLOBAL EQUITY FUND - CLASS C SHARES

              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                         INCEPTION THROUGH MAY 31, 1997


Formula                 ERV - P
                       ---------
                          P             =       T



Including Payment of the CDSC

Net Asset Value                            $15.46

Initial Investment                      $1,000.00       =       P

Ending Redeemable Value                 $1,637.93       =       ERV



TOTAL RETURN FOR THE PERIOD                 63.79%      =       T



Excluding Payment of the CDSC

Net Asset Value                            $15.46

Initial Investment                      $1,000.00       =       P

Ending Redeemable Value                 $1,637.93       =       ERV



TOTAL RETURN FOR THE PERIOD                 63.79%      =       T